OLSTEIN STRATEGIC OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

September 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS - 96.5%
Airlines - 2.7%
JetBlue Airways Corporation (a)	235,800	$3,605,382

Auto Components - 1.3%
Miller Industries, Inc.	48,600	1,654,344

Auto Manufacturers - 3.0%
Blue Bird Corporation (a)(b)	189,395	3,950,780

Automobiles - 1.9%
Winnebago Industries, Inc. (b)	34,250	2,481,412

Banks - 1.6%
First Hawaiian, Inc. (b)	73,400	2,154,290

Commercial Banks - 7.1%
Citizens Financial Group, Inc.	84,200	3,955,716
Home BancShares, Inc. (b)	132,000	3,105,960
Prosperity Bancshares, Inc.	30,961	2,202,256

		9,263,932

Commercial Services & Supplies - 1.2%
Brady Corporation - Class A	32,000	1,622,400

Containers & Packaging - 2.7%
UFP Technologies, Inc. (a)	4,000	246,360
WestRock Company	67,250	3,351,067

		3,597,427

Diversified Financial Services - 4.2%
Invesco Ltd. (c)	229,688	5,537,778

Electrical Equipment - 3.1%
Generac Holdings, Inc. (a)	3,000	1,226,010
Vishay Intertechnology, Inc.	142,000	2,852,780

		4,078,790

Electronics - 3.3%
Sensata Technologies Holding PLC (a)(c)	78,300	4,284,576

Health Care Equipment & Supplies - 2.2%
Zimmer Biomet Holdings, Inc. (b)	19,600	2,868,656

Health Care Products - 2.1%
Integra LifeSciences Holdings Corporation (a)	41,000	2,807,680

Household Durables - 7.9%
Central Garden & Pet Company - Class A (a)	94,100	4,046,300
Lifetime Brands, Inc.	158,425	2,881,751
Mohawk Industries, Inc. (a)	19,050	3,379,470

		10,307,521

Household Products - 1.6%
Reynolds Consumer Products, Inc. (b)	76,000	2,077,840

Industrial Equipment Wholesale - 4.1%
WESCO International, Inc. (a)	46,300	5,339,316

Leisure Products - 3.4%
Johnson Outdoors, Inc. - Class A	27,389	2,897,756
Nautilus, Inc. (a)(b)	170,000	1,582,700

		4,480,456

Machinery - 9.1%
Federal Signal Corporation	42,000	1,622,040
Gates Industrial Corporation PLC (a)(c)	200,000	3,254,000
Graham Corporation (b)	134,610	1,669,164
Shyft Group, Inc. (b)	89,000	3,382,890
Timken Company	30,450	1,992,039

		11,920,133

Materials - 2.0%
Axalta Coating Systems Ltd. (a)(c)	87,550	2,555,584

Media - 3.9%
Discovery, Inc. - Class C (a)(b)	208,200	5,053,014

Pharmaceuticals - 3.7%
Prestige Consumer Healthcare, Inc. (a)(b)	86,000	4,825,460

Professional Services - 1.0%
Korn Ferry	18,000	1,302,480

Real Estate Management & Development - 2.3%
Jones Lang LaSalle, Inc. (a)(b)	12,000	2,977,080

Restaurants - 8.5%
Cracker Barrel Old Country Store, Inc. (b)	18,965	2,652,066
Denny’s Corporation (a)(b)	236,930	3,871,436
Dine Brands Global, Inc. (a)(b)	57,400	4,661,454

		11,184,956

Semiconductors & Semiconductor Equipment - 2.5%
Kulicke and Soffa Industries, Inc. (b)	55,000	3,205,400

Software - 2.9%
Intelligent Systems Corporation (a)(b)	92,000	3,736,120

Specialty Retail - 2.0%
Big Lots, Inc. (b)	59,000	2,558,240

Textiles, Apparel & Luxury Goods - 2.4%
Kontoor Brands, Inc. (b)	44,000	2,197,800
Tapestry, Inc.	26,400	977,328

		3,175,128

Transportation Equipment - 2.8%
Wabash National Corporation (b)	244,500	3,699,285

TOTAL COMMON STOCKS (Cost $100,621,706)		126,305,460

SHORT-TERM INVESTMENT - 3.8%
Money Market Deposit Account - 3.8%
U.S. Bank N.A., 0.01% (d)
Total Money Market Deposit Account	5,007,510	5,007,510

TOTAL SHORT-TERM INVESTMENT (Cost $5,007,510)		5,007,510

INVESTMENT PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING - 24.7%
Investment Company - 24.7%
Mount Vernon Liquid Assets Portfolio, LLC, 0.09% (e)
Total Investment Company	32,358,618	32,358,618

TOTAL INVESTMENT PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (Cost $32,358,618)		32,358,618

TOTAL INVESTMENTS - 125.0%
(Cost $137,987,834)		163,671,588
LIABILITIES IN EXCESS OF OTHER ASSETS - (25.0)%		(32,790,109)

TOTAL NET ASSETS - 100.0%		$130,881,479

PLC - Public Limited Company
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at September 30, 2021. Total loaned securities had a value of $30,782,418 at September 30, 2021.
(c)	U.S. Dollar-denominated foreign security.
(d)

The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of September 30, 2021.

(e)	The rate quoted is the annualized seven-day yield for the Fund as of September 30, 2021.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2021:

	Uncategorized	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$126,305,460	$—	$—	$126,305,460
Short-Term Investment	—	5,007,510	—	—	5,007,510
Investment Purchased with the Cash Proceeds From Securities Lending*	32,358,618	—	—	—	32,358,618

Total Investments in Securities	$32,358,618	$131,312,970	$—	$—	$163,671,588

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy.

Refer to Schedule of Investments for further information on the classification of investments.